SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                        Date of Report: January 16, 2003


                              Express Scripts, Inc.
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             (Exact Name of Registrant as specified in its Charter)



          Delaware                         0-20199                43-1420563
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 (State or other jurisdiction of    (Commission File No.)     (I.R.S. Employer
          corporation)                                       Identification No.)



13900 Riverport Drive, Maryland Heights, Missouri                 63043
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(Address of Principal Executive Offices)                       (Zip Code)



Registrant's telephone number, including area code:       (314) 770-1666
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          (Former name or former address, if changed since last report)

Item 5.   Other Events

Express Scripts, Inc. has previously disclosed in its filings with the Securities and Exchange Commission that it is a defendant in MINSHEW V. EXPRESS SCRIPTS, Case No. 4:02cv1503SNL (E.D. Mo.), a purported class action lawsuit asserting that certain of our business practices violate fiduciary duties arising under the Employee Retirement Income Security Act (ERISA).

In a ruling issued January 15, 2003, the court granted Express Scripts' motion to dismiss and dismissed the MINSHEW lawsuit for lack of standing.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          EXPRESS SCRIPTS, INC.



Date:    January 16, 2003         By:    /s/ Barrett A. Toan
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                                           Barrett A. Toan
                                           Chairman and Chief Executive Officer